  SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

August 21, 2003
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Date of Report
(Date of Earliest Event Reported)

NETMEASURE TECHNOLOGY, INC.
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(Exact name of registrant as specified in its charter)

Nevada ---------------------------------	86-0914695 -----------------------------------
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

0-27675
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(Commission File Number)

12A-1950 Government St, Victoria, British Columbia
Canada V8T 4N8
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(Address of principal executive offices (zip code))

(250) 380-2274
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(Registrant's telephone number, including area code)

122 Howe St, Victoria, British Columbia
Canada V8V 4K4
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(Former Name and Former Address)

ITEM 1. Changes in Control of Registrant.

Not Applicable

ITEM 2. Acquisition or Disposition of Assets

Not Applicable

ITEM 3. Bankruptcy or Receivership

Not Applicable

ITEM 4. Changes in Registrants' Certifying Accountant

  (1) Resignation of Accountant

On August 21, 2003, the Board of Directors of NetMeasure Technology, Inc. (the "Corporation") dismissed Grant Thornton, the Company's independent auditors. Grant Thornton audited the Company's consolidated financial statements for our two most recent fiscal years ended December 31, 2002.

The report of Grant Thornton accompanying the audit for our two most recent fiscal years ended December 31, 2002 was not qualified or modified as to audit scope or accounting principles. However, such report did contain a modification with regards to the entity's ability to continue as a going concern.

During our two most recent fiscal years ended December 31, 2002, and during the subsequent interim period preceding the date of dismissal there were (1) no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure; (2) no reportable events as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulation S-B promulgated by the Securities and Exchange Commission ("Regulation S-B"); and (3) no matters identified by Grant Thornton involving our internal control structure or operations which was considered to be material weakness.

Grant Thornton reviewed this Form 8-K with respect to the aforesaid disclosure and was provided the opportunity to furnish a letter with respect thereto. As of the date of filing this Form 8-K, Grant Thornton had not provided the Company with such letter or issued any comments to the disclosures herein. Upon receipt of the letter from Grant Thornton, the Company shall file it as an Exhibit to an Amendment to this Form 8-K.

  (2) Engagement of New Accountant

On August 21, 2003, the Board of Directors of the Company appointed Amisano Hanson as the Company's new independent accountants.

During its two most recent fiscal years ended December 31, 2002, the Company did not consult with Amisano Hanson regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of opinion that might be rendered regarding our financial statements, nor did the Company consult with Amisano Hanson with respect to any accounting disagreement or any reportable event as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

ITEM 5. Other Event and Regulation FD Disclosure

Not Applicable

ITEM 6. Resignation of Directors

Not Applicable

ITEM 7. Financial Statements and Exhibits

Not Applicable

ITEM 8. Change in Fiscal Year

Not Applicable

ITEM 9. Regulation FD Disclosure

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2003	NetMeasure Technology, Inc.

By: /s/ Peter Laipnieks Name: Peter Laipnieks Title: President